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PROSPECTUS SUPPLEMENT DATED MAY 1, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B and C shares of the Fund listed below:

AIM SELECT EQUITY FUND

The following information replaces in its entirety the second, third and fourth paragraphs appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

          "The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities without regard to market capitalization. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

          The principal type of equity securities purchased by the fund is common stock.

          The fund uses the Russell 3000 Index as a guide in structuring the portfolio and selecting its investments, but will invest in both benchmark and non-benchmark securities.

          The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

          The fund seeks to outperform the Russell 3000 Index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and/or non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

          The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low expected deviation between the return of the Russell 3000 Index and the return of the portfolio.

          The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

          The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes."

The following information replaces in its entirety the information appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 1 of the prospectus:

"The principal risks of investing in the fund are:

          Market Risk - The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economics and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

          Equity Securities Risk - The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          Foreign Securities Risk - The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

          Credit Risk - Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect is price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss if investment.

          Interest Rate Risk - Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

          Derivatives Risk - The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index - may rise or fall more rapidly than other investment. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

          Leverage Risk - The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

          Limited Number of Holdings Risk - Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

          Active Trading Risk - The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

          Management Risk - There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results."

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 6 of the prospectus:

"Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

     - Jeremy S. Lefkowitz, Portfolio Manager and lead manager of Invesco Institutional's Quantitative Strategies Portfolio Management Team, who has been responsible for the fund since 2008 and has been associated with Invesco Institutional and/or its affiliates since 1982.


                                        2

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     -    Daniel A. Kostyk, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Institutional and/or its affiliates since 1995.

     - Glen E. Murphy, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Institutional and/or its affiliates since 1995.

     - Anthony J. Munchak, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Institutional and/or its affiliates since 2000.

     - Francis M. Orlando, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Institutional and/or its affiliates since 1987.

          The portfolio managers are assisted by Invesco Institutional's U.S. Quantitative Strategies Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time. More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

          The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure and information regarding other accounts they manage."


                                        3
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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED MAY 1, 2008

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Investor and Institutional Class shares, as applicable, of the Funds listed below:

AIM BASIC BALANCED FUND
AIM EUROPEAN SMALL COMPANY FUND
AIM GLOBAL VALUE FUND
AIM INTERNATIONAL SMALL COMPANY FUND
AIM MID CAP BASIC VALUE FUND
AIM SELECT EQUITY FUND
AIM SMALL CAP EQUITY FUND

The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS - AIM SELECT EQUITY FUND" on page H-2 of the Statement of Additional Information. The following table reflects information as of December 31, 2007:

                                                            OTHER POOLED
                                     OTHER REGISTERED        INVESTMENT
                                       MUTUAL FUNDS       VEHICLES MANAGED       OTHER ACCOUNTS
                                     MANAGED (ASSETS         (ASSETS IN          MANAGED (ASSETS
                         DOLLAR        IN MILLIONS)           MILLIONS)           IN MILLIONS)
                        RANGE OF    -----------------   -------------------   --------------------
                      INVESTMENTS    NUMBER              NUMBER                NUMBER
     "PORTFOLIO         IN EACH        OF                  OF                    OF
      MANAGER           FUND(1)     ACCOUNTS   ASSETS   ACCOUNTS    ASSETS    ACCOUNTS     ASSETS
-------------------   -----------   --------   ------   --------   --------   --------   ---------
                                      AIM SELECT EQUITY FUND
Daniel A. Kostyk          None          5      $719.0       4      $  387.4       46     $ 4,239.0
Jeremy S. Lefkowitz       None          7      $960.5      18      $2,055.5      113     $15,262.0
Anthony J. Munchak        None          5      $719.0       4      $  387.4       46     $ 4,239.0
Glen E. Murphy            None          5      $719.0       4      $  387.4       46     $ 4,239.0
Francis M. Orlando        None          5      $719.0       4      $  387.4       46     $ 4,239.0

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Messrs. Kostyk, Lefkowitz, Munchak, Murphy and Orlando will begin serving as portfolio managers on AIM Select Equity Fund on May 1, 2008. Ownership information for these individuals has been provided as of December 31, 2007."